SUB ITEM 77Q1 (a)(1)
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The Amended and Restated By-Laws for Massachusetts  Investors Growth Stock Fund,
dated  January  1,  2002  as  revised   January  15,  2004,   are  contained  in
Post-Effective Amendment No. 21 to the Registration Statement for MFS Series Trust XI (File Nos. 33-68310 and 811-7992), as filed with the Securities
Exchange Commission via EDGAR on January 28, 2004, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.